UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022
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PhaseBio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30
Malvern, Pennsylvania 19355
(Address including zip code of principal executive offices)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.

On April 4, 2022, PhaseBio Pharmaceuticals, Inc. (the “Company”) issued a press release entitled “PhaseBio Announces Positive Results from Phase 2b Trial for Bentracimab.” The full text of the press release (the “Press Release”) is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Item 8.01. Other Events.

On April 4, 2022, the Company issued the Press Release announcing the complete data from its Phase 2b clinical trial of bentracimab.
The Phase 2b clinical trial was a multi-center, randomized, double-blind, placebo-controlled study, which enrolled a total of 205 older volunteers (50-80 years old), with 154 subjects receiving bentracimab and 51 subjects receiving placebo, after all were pretreated with dual antiplatelet therapy composed of ticagrelor and low-dose aspirin.
The primary efficacy endpoint for the Phase 2b clinical trial was reversal of ticagrelor’s inhibition of platelet function in actively treated subjects versus placebo as measured using the point-of-care VerifyNow® PRUTest® platelet function assay (VerifyNow). In the Phase 2b clinical trial, bentracimab significantly restored platelet function within five minutes of administration (p<0.001), as measured by multiple assays including VerifyNow. The reversal results were tightly correlated across all assays used in the study to measure platelet function.
There were no drug-related serious adverse events or thrombotic events reported in the Phase 2b clinical trial. Overall, bentracimab appeared well tolerated, with subjects reporting only non-serious adverse events. The most-commonly reported adverse events were injection site bruising and headache, with similar rates seen in both the placebo and active-treatment arms. There was no significant difference between bentracimab and placebo for any of the adverse events reported.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 4, 2022, entitled “PhaseBio Announces Positive Results from Phase 2b Trial for Bentracimab”.

104	Cover page interactive data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: April 4, 2022	By:	/s/ John P. Sharp
John P. Sharp
Chief Financial Officer